UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 25, 2010 the Human Resources Committee of our Board of Directors granted stock options and stock bonus awards of time-vested restricted stock units (“RSUs”) to the named executive officers listed below as follows:

	Shares Underlying	Shares Underlying
	Time-vested RSU Grants	Stock Option
Executive	(#)	Grants (#)
Christopher J. Munyan	18,000	40,000
Vincent A. Paccapaniccia	10,000	10,000
William G. Kiesling	8,500	18,000

The foregoing grants were made under our 2004 Equity Compensation Plan. The stock options have an exercise price of $19.28 per share, a seven year term, and vest and become exercisable as to 25% of the underlying shares on each of the first, second, third and fourth anniversaries of the grant date. Each RSU constitutes a phantom right and will automatically be redeemed for one share of CSS common stock upon vesting. The RSUs granted to Messrs. Munyan and Kiesling vest in increments of 50% of the underlying shares on each of the third and fourth anniversaries of the grant date. The RSUs granted to Mr. Paccapaniccia vest as to 25% of the underlying shares on each of the third and fourth anniversaries of the grant date, and as to the remaining 50% of the underlying shares on the fifth anniversary of the grant date. Vesting and redemption are conditioned upon satisfaction of a vesting condition providing that an executive must continue to be employed by us on the applicable vesting date in order to receive the shares of CSS common stock that vest on that date.

In addition, the Human Resources Committee on May 25, 2010 awarded a discretionary cash bonus of $30,000 to Mr. Kiesling relative to our fiscal year ended March 31, 2010.

On June 1, 2010, Scott M. Shea resigned as President of our BOC Design Group (consisting of Berwick Offray LLC and Cleo Inc) and will leave our organization effective June 11, 2010.

Item 7.01 Regulation FD Disclosure.

On June 1, 2010, we issued a press release announcing that Scott M. Shea has resigned as President of our BOC Design Group (consisting of Berwick Offray LLC and Cleo Inc) and will leave our organization effective June 11, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference into any filing made by us under the Exchange Act and/or the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release dated June 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

By: /s/ William G. Kiesling
William G. Kiesling
Vice President – Legal and Human Resources
and General Counsel

Date: June 1, 2010

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 1, 2010.

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